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Exhibit 23

CONSENTS OF INDEPENDENT PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in Registration Statement No. 33-29576 and the related Prospectus (1986 Stock Option Plan) of Sea Containers Ltd. on Form S-8 of our report dated March 12, 2004 (which report on the consolidated financial statements expresses an unqualified opinion and includes an explanatory paragraph referring to the adoption by Sea Containers Ltd. of Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets", effective January 1, 2002) appearing in this Annual Report on Form 10-K of Sea Containers Ltd. and subsidiaries for the year ended December 31, 2003.

We consent to the incorporation by reference in Registration Statement No. 33-76840 and the related Prospectus (Dividend Reinvestment and Share Purchase Plan) of Sea Containers Ltd. on Form S-3 of our report dated March 12, 2004 (which report on the consolidated financial statements expresses an unqualified opinion and includes an explanatory paragraph referring to the adoption by Sea Containers Ltd. of Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets", effective January 1, 2002) appearing in this Annual Report on Form 10-K of Sea Containers Ltd. and subsidiaries for the year ended December 31, 2003.

We consent to the incorporation by reference in Registration Statement No. 333-11588 and the related Prospectus (Debt Securities Shelf Offering) of Sea Containers Ltd. on Form S-3 of our report dated March 12, 2004 (which report on the consolidated financial statements expresses an unqualified opinion and includes an explanatory paragraph referring to the adoption by Sea Containers Ltd. of Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets", effective January 1, 2002) appearing in this Annual Report on Form 10-K of Sea Containers Ltd. and subsidiaries for the year ended December 31, 2003.

We consent to the incorporation by reference in Registration Statement No. 333-13356 and the related Prospectus (1997 Stock Option Plan) of Sea Containers Ltd. on Form S-8 of our report dated March 12, 2004 (which report on the consolidated financial statements expresses an unqualified opinion and includes an explanatory paragraph referring to the adoption by Sea Containers Ltd. of Statement of Financial Accounting Standards SFAS No. 142, "Goodwill and Other Intangible Assets", effective January 1, 2002) appearing in this Annual Report on Form 10-K of Sea Containers Ltd. and subsidiaries for the year ended December 31, 2003.

We consent to the incorporation by reference in Registration Statement No. 333-87826 and the related Prospectus (Silja Put Optionees) of Sea Containers Ltd. on Form S-3 of our report dated March 12, 2004 (which report on the consolidated financial statements expresses an unqualified opinion and includes an explanatory paragraph referring to the adoption by Sea Containers Ltd. of Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets", effective January 1, 2002) appearing in this Annual Report on Form 10-K of Sea Containers Ltd. and subsidiaries for the year ended December 31, 2003.

We consent to the incorporation by reference in Registration Statement No. 333-112200 and the related Prospectus (Share Shelf Offering) of Sea Containers Ltd. on Form S-3 of our report dated March 12, 2004 (which report on the consolidated financial statements expresses an unqualified opinion and includes an explanatory paragraph referring to the adoption by Sea Containers Ltd. of Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets", effective January 1, 2002) appearing in this Annual Report on Form 10-K of Sea Containers Ltd. and subsidiaries for the year ended December 31, 2003.

/s/ DELOITTE & TOUCHE LLP New York, New York March 12, 2004

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  Exhibit 23
CONSENTS OF INDEPENDENT PUBLIC ACCOUNTANTS